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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2009


                           GLOBAL RESOURCE CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                    000-50944                    84-1565820
----------------------------       -----------               ------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


                              408 BLOOMFIELD DRIVE
                          WEST BERLIN, NEW JERSEY 08091

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (856) 767-5665


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 18, 2009, Global Resource Corporation (the "Company") appointed Rothstein Kass & Company, P.C. ("Rothstein Kass") as the Company's independent registered public accounting firm.

The decision to appoint Rothstein Kass was recommended and approved by the Audit Committee of the Board of Directors of the Company.

Prior to the engagement of Rothstein Kass, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event as described in paragraph (a)(1)(v) of item 304 of Regulation S-K. The Company also did not consult with Rothstein Kass regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Rothstein Kass.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Global Resource Corporation


Dated: February 19, 2009                  By: /s/ Eric Swain
                                              ------------------------------
                                              Eric Swain
                                              Chief Executive Officer